UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2018 (August 30, 2018)

AAC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-36643	35-2496142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Powell Place Brentwood, Tennessee (Address of Principal Executive Offices)		37027 (Zip Code)

(615) 732-1231

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

On September 5, 2018, AAC Holdings, Inc. (the “Company”) announced that Stephen Ebbett has accepted an offer of employment as the Chief Digital and Marketing Officer of the Company.

Mr. Ebbett, age 39, has served as Chief Digital Officer of Assurant (NYSE:AIZ) from January 2014 to September 2018, where he oversaw both digital marketing and eCommerce for the organization and was responsible for a 300-person practice. He served as Global Head of Direct Distribution for Assurant from October 2010 to January 2014 and as its Director of Direct to Consumer from June 2008 to October 2010. Before joining Assurant, Mr. Ebbett served as an Insurance Product Manager at John Lewis Partnership, a private UK company that operates department stores and supermarkets and conducts banking, financial and other retail-related services, and as Channel Marketing Manager for AXA Insurance, based in London. Mr. Ebbett holds his B.A. from University of Durham.

Pursuant to the terms of an employment offer letter, dated August 30, 2018, by and between the Company and Mr. Ebbett, Mr. Ebbett will receive an annual base salary of $500,000 and be eligible for a cash bonus incentive of up to $250,000 annually, paid in accordance with similar bonus payments for other senior executives of the Company. Mr. Ebbett is also entitled to receive equity consideration in the form of 10,000 shares of restricted stock, which will vest annually in three equal increments beginning on December 31, 2018, as well as additional grants of restricted stock in amounts commensurate with other executive officers on an annual basis.

There are no arrangements or understandings between Mr. Ebbett and any other persons pursuant to which he was selected as the Company’s Chief Digital and Marketing Officer. There are no family relationships between Mr. Ebbett and any director or executive officer of the Company, and Mr. Ebbett has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1+	Employment Offer Letter, dated August 30, 2018, by and between AAC Holdings, Inc. and Stephen Ebbett.

99.1	Press Release, dated September 5, 2018.

+	Denotes a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAC HOLDINGS, INC.

By:	/s/ Michael T. Cartwright
Michael T. Cartwright
Chairman and Chief Executive Officer

Date: September 5, 2018